BANKWELL FINANCIAL GROUP REPORTS THIRD QUARTER NET INCOME OF $2.3 MILLION AND DECLARES FIRST CASH DIVIDEND
New Canaan, CT – October 29, 2015 – Bankwell Financial Group, Inc. (NASDAQ: BWFG) reported GAAP net income of $2.3 million for the third quarter of 2015. In addition, Bankwell Financial Group, Inc. reached record loan levels at $1.1 billion, driven by strong organic growth.
The Company's Board of Directors declared a $0.05 per share cash dividend, payable December 21, 2015 to shareholders of record on December 11, 2015.
Notes Bankwell Financial Group CEO, Christopher Gruseke:
"The team at Bankwell has delivered another strong performance this quarter, growing our loan book to record levels while continuing to increase operational efficiencies. The declaration of our first cash dividend is a demonstration of Bankwell's financial strength and our commitment to our shareholders. Bankwell's Management and Board of Directors view a regular dividend to be an important component of our overall capital management strategy. Further highlights for the quarter include a successful offering of $25.5 million in subordinated notes, an improved efficiency ratio, and an increase in our return on average tangible common equity to 7.7%, resulting in a tangible book value per common share of $17.25."
Earnings
Net income for the quarter ended September 30, 2015 was $2.3 million, an increase of 51.1% compared to the quarter ended September 30, 2014. Net income for the nine months ended September 30, 2015 was $6.4 million, an increase of 66.9% compared to the nine months ended September 30, 2014. Revenues (net interest income plus non-interest income) for the quarter ended September 30, 2015 were $12.1 million, an increase of 45.2% compared to the quarter ended September 30, 2014. Revenues for the nine months ended September 30, 2015 were $34.2 million, an increase of 41.9% compared to the nine months ended September 30, 2014. Net interest income for the quarter ended September 30, 2015 was $10.9 million, an increase of 43.7% compared to the quarter ended September 30, 2014. Our strong net interest income was fueled by record earning asset growth.
Basic and diluted earnings per share for the quarter ended September 30, 2015 was $0.31, compared to $0.22 for the quarter ended September 30, 2014, an increase of 40.9%.
The Company continues to focus on expense control as indicated by our improving efficiency ratio. The Company's efficiency ratio for the quarters ended September 30, 2015 and September 30, 2014 were 58.4% and 64.4%, respectively. The Company's efficiency ratio for the nine months ended September 30, 2015 and September 30, 2014 were 62.6% and 70.7%, respectively.
Financial Condition
Assets totaled $1.3 billion at September 30, 2015, an annualized increase of 25.9% compared to assets of $1.1 billion at December 31, 2014. This increase reflects strong organic loan growth and capital raised as a result of the issuance of $25.5 million in subordinated notes in the third quarter of 2015. Total gross loans were $1.1 billion at September 30, 2015, an annualized increase of 28.1% compared to December 31, 2014. Deposits increased to $1.0 billion, an annualized increase of 30.4% over December 31, 2014, with core deposits (total deposits less time deposits) showing an annualized increase of 17.8% over December 31, 2014 to $597.3 million.

Asset Quality
Asset quality remained exceptionally strong at September 30, 2015.  Non-performing assets as a percentage of total assets was 0.28% at September 30, 2015, down from 0.39% at December 31, 2014.  The allowance for loan losses at September 30, 2015 was $13.7 million, representing 1.33% of total loans, excluding acquired loans.
Capital
Shareholders' equity continued to remain strong at $135.8 million as of September 30, 2015, an increase of $6.6 million compared to December 31, 2014, primarily a result of net income for the nine months ended September 30, 2015 of $6.4 million. As of September 30, 2015, the tangible common equity ratio and tangible book value per share were 9.28% and $17.25, respectively.
About Bankwell Financial Group
Bankwell is a commercial bank that serves the banking and lending needs of residents and businesses throughout Fairfield and New Haven Counties, CT.  For more information about this press release, interested parties may contact Christopher R. Gruseke, President and Chief Executive Officer or Ernest J. Verrico Sr., Executive Vice President and Chief Financial Officer of Bankwell Financial Group at (203) 652-0166.
For more information, visit www.mybankwell.com.
This press release may contain certain forward-looking statements about the Company. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "estimate," and "intend" or future or conditional verbs such as "will," "would," "should," "could," or "may." Forward-looking statements, by their nature, are subject to risks and uncertainties. Certain factors that could cause actual results to differ materially from expected results include increased competitive pressures, changes in the interest rate environment, general economic conditions or conditions within the securities markets, and legislative and regulatory changes that could adversely affect the business in which the Company and its subsidiaries are engaged.

BANKWELL FINANCIAL GROUP, INC.
CONSOLIDATED BALANCE SHEETS (unaudited)
(Dollars in thousands, except share data)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2015	2015	2015	2014	2014
Assets
Cash and due from banks	$86,830	$75,550	$19,428	$48,559	$35,566
Held to maturity investment securities, at amortized cost	11,282	11,341	11,398	11,454	11,502
Available for sale investment securities, at fair value	45,023	46,883	50,736	65,009	67,537
Loans held for sale	252	-	-	586	-
Loans receivable (net of allowance for loan losses of $13,720, $12,230,
$11,596, $10,860, $9,552 at September 30, 2015, June 30, 2015,
March 31, 2015, December 31, 2014 and September 30, 2014, respectively)	1,108,439	1,021,693	964,034	915,981	730,148
Foreclosed real estate	1,328	830	830	950	829
Accrued interest receivable	3,831	3,575	3,342	3,323	2,670
Federal Home Loan Bank stock, at cost	6,918	6,918	6,794	6,109	4,834
Premises and equipment, net	11,505	11,868	12,120	11,910	7,787
Bank-owned life insurance	23,578	23,395	23,211	23,028	22,837
Goodwill	2,589	2,589	2,589	2,589	-
Other intangible assets	694	745	797	848	401
Deferred income taxes, net	8,604	7,869	7,436	7,156	5,804
Other assets	2,472	1,418	1,748	2,029	5,600
Total assets	$1,313,345	$1,214,674	$1,104,463	$1,099,531	$895,515

Liabilities & Shareholders' Equity
Liabilities
Deposits
Noninterest-bearing	$148,732	$162,546	$142,920	$166,030	$151,146
Interest-bearing	876,957	789,035	691,783	669,409	544,117
Total deposits	1,025,689	951,581	834,703	835,439	695,263

Advances from the Federal Home Loan Bank	120,000	124,000	133,000	129,000	77,000
Subordinated debentures	25,037	-	-	-	-
Accrued expenses and other liabilities	6,831	5,424	5,352	5,882	4,755
Total liabilities	1,177,557	1,081,005	973,055	970,321	777,018

Commitments and Contingencies	-	-	-	-	-

Shareholders' equity
Preferred stock, senior noncumulative perpetual, Series C, no par;
10,980 shares issued and outstanding at September 30, 2015, June 30, 2015,
March 31, 2015, December 31, 2014 and September 30, 2014, respectively;
liquidation value of $1,000 per share.	10,980	10,980	10,980	10,980	10,980
Common stock, no par value; 10,000,000 shares authorized,
7,252,429, 7,240,704, 7,243,252, 7,185,482 and 6,559,995 shares issued at
September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014
and September 30, 2014, respectively.	108,319	108,038	107,765	107,265	97,180
Retained earnings	16,764	14,538	12,280	10,434	9,735
Accumulated other comprehensive income	(275)	113	383	531	602
Total shareholders' equity	135,788	133,669	131,408	129,210	118,497

Total liabilities and shareholders' equity	$1,313,345	$1,214,674	$1,104,463	$1,099,531	$895,515

BANKWELL FINANCIAL GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME (unaudited)
(Dollars in thousands, except per share data)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Interest and dividend income
Interest and fees on loans	$12,662	$8,054	$35,315	$23,040
Interest and dividends on securities	491	569	1,469	1,417
Interest on cash and cash equivalents	33	45	62	116
Total interest income	13,186	8,668	36,846	24,573

Interest expense
Interest expense on deposits	1,637	905	3,905	2,257
Interest on borrowings	632	168	1,389	427
Total interest expense	2,269	1,073	5,294	2,684

Net interest income	10,917	7,595	31,552	21,889

Provision for loan losses	1,489	566	2,876	847

Net interest income after provision for loan losses	9,428	7,029	28,676	21,042

Noninterest income
Gains and fees from sales of loans	447	366	885	1,008
Service charges and fees	234	153	675	420
Bank owned life insurance	182	135	549	305
Other	348	103	535	475
Total noninterest income	1,211	757	2,644	2,208

Noninterest expense
Salaries and employee benefits	3,798	2,786	11,817	9,412
Occupancy and equipment	1,370	1,066	4,029	3,162
Data processing	416	314	1,157	949
Professional services	339	394	1,033	1,035
Marketing	288	135	707	463
FDIC insurance	166	120	487	345
Director fees	136	177	424	460
Foreclosed real estate	81	9	73	21
Amortization of intangibles	51	27	153	80
Merger and acquisition related expenses	-	145	-	408
Other	513	357	1,610	1,134
Total noninterest expense	7,158	5,530	21,490	17,469

Income before income tax expense	3,481	2,256	9,830	5,781

Income tax expense	1,228	765	3,418	1,940

Net income	$2,253	$1,491	$6,412	$3,841

Net income attributable to common shareholders	$2,226	$1,464	$6,330	$3,759

Earnings Per Common Share:
Basic	$0.31	$0.22	$0.88	$0.72
Diluted	0.31	0.22	0.87	0.72

Weighted Average Common Shares Outstanding:
Basic	7,044,586	6,483,210	7,038,517	5,099,325
Diluted	7,059,117	6,501,984	7,057,450	5,124,261

BANKWELL FINANCIAL GROUP, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (unaudited)
(Dollars in thousands, except per share data)

		Three Months Ended September 30,		Nine Months Ended September 30,
		2015	2014	2015		2014
Performance ratios:
Return on average assets		0.69%	0.67%	0.74%		0.62%
Return on average shareholders' equity		6.92%	5.02%	6.45%		5.84%
Return on average tangible common equity		7.69%	5.45%	7.13%		6.56%
Net interest margin		3.67%	3.69%	3.83%		3.78%
Efficiency ratio (1)		58.4%	64.4%	62.6%		70.7%

Net loan recoveries (charge-offs) as a % of average loans		0.00%	0.00%	0.00%		0.05%

	As of
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014		September 30, 2014
Capital ratios:
Total Common Equity Tier 1 Capital to Risk-Weighted Assets (2)	10.75%	11.44%	12.08%	N/	A	N/	A
Total Capital to Risk-Weighted Assets (2)	11.94%	12.59%	13.26%	13.55%		15.27%
Tier I Capital to Risk-Weighted Assets (2)	10.75%	11.44%	12.08%	12.47%		14.02%
Tier I Capital to Average Assets (2)	9.84%	10.71%	10.99%	11.12%		11.93%
Tangible common equity to tangible assets	9.28%	9.85%	10.63%	10.47%		11.97%

Tangible book value per common share (3)	$17.25	$16.95	$16.62	$16.35		$16.52

Asset quality:
Nonaccrual loans	$2,367	$2,205	$2,451	$3,362		$1,246
Other real estate owned	1,328	830	830	950		829
Total non-performing assets	$3,695	$3,035	$3,281	$4,312		$2,075

Loans past due 90 days and still accruing	$1,082	$1,479	$1,671	$1,872		$1,309

Nonperforming loans as a % of total loans	0.21%	0.21%	0.25%	0.36%		0.17%

Nonperforming assets as a % of total assets	0.28%	0.25%	0.30%	0.39%		0.23%

Allowance for loan losses as a % of total loans	1.22%	1.18%	1.18%	1.17%		1.29%

Allowance for loan losses as a % of nonperforming loans	579.64%	554.65%	473.11%	323.02%		766.61%

(1) Efficiency ratio is defined as non-interest expenses, less merger and acquisition related expenses and other real estate owned expenses, divided by our operating revenue, which is equal to net interest income plus non-interest income excluding gains and losses on sales of securities and gains and losses on other real estate owned. In our judgment, the adjustments made to operating revenue allow investors and analysts to better assess our operating expenses in relation to our core operating revenue by removing the volatility that is associated with certain one-time items and other discrete items that are unrelated to our core business.

(2) Represents Bank ratios.

(3) Excludes preferred stock and unvested restricted stock awards of 206,732, 198,414, 200,962, 165,862 and 76,278 as of September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014, respectively.

BANKWELL FINANCIAL GROUP, INC.
NET INTEREST MARGIN ANALYSIS ON A FULLY TAX EQUIVALENT BASIS
(Dollars in thousands)

	For the Three Months Ended
	September 30, 2015			September 30, 2014
	Average		Yield/	Average		Yield/
	Balance	Interest	Rate	Balance	Interest	Rate
Assets:
Cash and Fed funds sold	$62,597	$33	0.21%	$64,752	$45	0.28%
Securities (1)	57,234	549	3.84%	71,536	666	3.73%
Loans:
Commercial real estate	645,488	7,873	4.77%	365,042	4,473	4.79%
Residential real estate	175,908	1,569	3.57%	166,123	1,499	3.61%
Construction (2)	79,722	912	4.48%	47,261	570	4.72%
Commercial business	157,867	2,075	5.14%	101,184	1,296	5.01%
Home equity	16,422	155	3.75%	12,786	121	3.75%
Consumer	2,184	27	4.87%	698	15	8.75%
Acquired loans (net of mark)	2,558	51	7.91%	1,327	81	24.15%
Total loans	1,080,149	12,662	4.59%	694,421	8,055	4.54%
Federal Home Loan Bank stock	6,918	47	2.71%	4,834	18	1.49%
Total earning assets	1,206,898	$13,291	4.31%	835,543	$8,784	4.11%
Other assets	89,978			47,383
Total assets	$1,296,876			$882,926

Liabilities and shareholders' equity:
Interest-bearing liabilities:
NOW	$56,104	15	0.11%	$52,298	15	0.11%
Money market	293,150	408	0.55%	175,111	218	0.49%
Savings	103,555	214	0.82%	79,505	65	0.33%
Time	401,968	1,005	0.99%	257,616	607	0.93%
Total interest-bearing deposits	854,777	1,642	0.76%	564,530	905	0.64%
Borrowed Money	118,391	583	1.95%	47,333	168	1.41%
Total interest bearing liabilities	973,168	$2,225	0.91%	611,863	$1,073	0.70%
Noninterest-bearing deposits	161,354			138,272
Other liabilities	33,257			14,918
Total liabilities	1,167,779			765,053
Shareholders' equity	129,097			117,873
Total liabilities and shareholders' equity	$1,296,876			$882,926
Net interest income (3)		$11,066			$7,711
Interest rate spread			3.40%			3.41%
Net interest margin (4)			3.67%			3.69%

(1) Average balances and yields for securities are based on amortized cost.
(2) Includes commercial and residential real estate construction.
(3) The adjustment for securities and loans taxable equivalency amounted to $149 thousand and $116 thousand, respectively for the three months ended September 30, 2015, and 2014.
(4) Net interest income as a percentage of earning assets.

BANKWELL FINANCIAL GROUP, INC.
NET INTEREST MARGIN ANALYSIS ON A FULLY TAX EQUIVALENT BASIS
(Dollars in thousands)

	For the Nine Months Ended
	September 30, 2015			September 30, 2014
	Average		Yield/	Average		Yield/
	Balance	Interest	Rate	Balance	Interest	Rate
Assets:
Cash and Fed funds sold	$37,037	$61	0.22%	$58,699	$116	0.26%
Securities (1)	61,233	1,699	3.70%	53,723	1,697	4.21%
Loans:
Commercial real estate	583,024	21,476	4.86%	341,480	12,523	4.84%
Residential real estate	174,389	4,727	3.61%	161,049	4,362	3.61%
Construction (2)	71,900	2,509	4.60%	46,317	1,615	4.60%
Commercial business	151,017	5,866	5.12%	99,113	3,705	4.93%
Home equity	17,551	494	3.77%	13,373	370	3.70%
Consumer	2,487	90	4.85%	640	42	8.88%
Acquired loans (net of mark)	2,877	155	7.22%	2,753	425	20.64%
Total loans	1,003,245	35,317	4.64%	664,725	23,042	4.57%
Federal Home Loan Bank stock	6,741	110	2.17%	4,834	54	1.48%
Total earning assets	1,108,256	$37,187	4.42%	781,981	$24,909	4.20%
Other assets	57,388			39,993
Total assets	$1,165,644			$821,974

Liabilities and shareholders' equity:
Interest-bearing liabilities:
NOW	$57,017	48	0.11%	$52,544	43	0.11%
Money market	253,662	1,007	0.53%	173,104	564	0.44%
Savings	95,242	492	0.69%	93,328	216	0.31%
Time	341,658	2,358	0.92%	224,765	1,434	0.85%
Total interest-bearing deposits	747,579	3,905	0.70%	543,741	2,257	0.55%
Borrowed Money	124,129	1,389	1.50%	48,370	427	1.18%
Total interest bearing liabilities	871,708	$5,294	0.81%	592,111	$2,684	0.61%
Noninterest-bearing deposits	154,825			129,074
Other liabilities	6,137			12,808
Total liabilities	1,032,670			733,993
Shareholders' equity	132,974			87,981
Total liabilities and shareholders' equity	$1,165,644			$821,974
Net interest income (3)		$31,893			$22,225
Interest rate spread			3.61%			3.59%
Net interest margin (4)			3.83%			3.78%

(1) Average balances and yields for securities are based on amortized cost.
(2) Includes commercial and residential real estate construction.
(3) The adjustment for securities and loans taxable equivalency amounted to $341 thousand and $336 thousand, respectively for the nine months ended September 30, 2015, and 2014.
(4) Net interest income as a percentage of earning assets.